     Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement ”), dated as of January 28, 2008 is made by and among China Housing & Land Development, Inc., a Nevada corporation, with headquarters located at 6 Youyi Dong Lu, Han Yuan 4 Lou, Xi’An, Shaanxi Province, China 710054 (the “Company ”), and the investors named on the signature pages hereto, together with their permitted transferees (the “Investors ”).

RECITALS:

A.     The Company and the Investors are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

B.     The Investors desire, upon the terms and conditions stated in this Agreement, to purchase the Company’s 5.0 % Senior Secured Convertible Notes, which are convertible into shares of the Company’s Common Stock, for an aggregate purchase price of US$ 20,000,000 and to receive, in consideration for such purchase, Warrants to acquire additional shares of Common Stock.

C.     Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement under which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

D.     The Convertible Notes will be secured by the Security Documents.

E .     The capitalized terms used herein and not otherwise defined have the meanings given them in Article X hereof.

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF SENIOR SECURED CONVERTIBLE NOTES

1.1      Purchase and Sale of Senior Secured Convertible Notes. At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, senior secured convertible notes substantially in the form of Exhibit A hereto (the “Convertible Note(s)”) in the principal amount set forth beneath such Investor’s name on the signature pages hereof. The Convertible Notes will bear annual interest, at a fixed rate of 5 % per annum, payable quarterly in arrears. The Convertible Notes will mature on the fifth anniversary of the Closing Date. $9,000,000 of the principal amount of the Convertible Notes is convertible into Common Stock of the Company on the terms set forth in the Convertible Notes. $11,000,000 of the principal amount of the Convertible Notes is subject to voluntary prepayment by the Company on the terms set forth in the Convertible Notes. All prepayments of the Convertible Notes will be applied to the Convertible Notes, pro rata , based on their respective Face Amounts (as defined in the Convertible Notes). All proceeds resulting from foreclosure or other realization on any collateral securing the Notes will be applied to the Convertible Notes, pro rata , based on their respective outstanding principal amounts.

1.2      Payment . Each Investor will pay the principal amount for the Convertible Notes as is set forth beneath its name on the signature pages hereof, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, simultaneously with delivery by the Company to each Investor of (i) the Convertible Note(s) in the principal amount(s) so purchased by such Investor and (ii) Warrants to acquire the number of shares of Common Stock as is set forth beneath its name on the signature pages hereof, and the Company will deliver such Convertible Notes and Warrants against delivery of the purchase price as described above.

1.3      Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Closing will take place at 1:30 p.m., Central Time, on January 28, 2008, or at another date or time agreed upon by the parties to this Agreement (the “Closing Date”). The Closing will be held at the offices of Faegre & Benson LLP, or at such other place as the parties agree.

         1.4      Warrants . In consideration of the purchase of the Convertible Notes by the Investors, at the Closing the Company will issue warrants to each Investor, substantially in the form of Exhibit B hereto (the “Warrants”), giving each Investor the right, for a period of 61 months after the date of Closing, to acquire the number of shares of Common Stock set forth beneath its name on the signature pages hereof. If the aggregate principal amount of the Convertible Notes is reduced to US$ 10,000,000 or less as a result of prepayment by the Company pursuant to paragraph 8 of the Convertible Notes or as a result of any optional conversion by the Investors or mandatory conversion by the Company of the Convertible Notes, then each Investor agrees to surrender to the Company Warrants for an aggregate number of shares of Common Stock equal to such Investor’s pro rata share of 107,810 shares (as adjusted pursuant to paragraph 4 of the Warrants). If the aggregate principal amount of the Convertible Notes is reduced to US$ 0 as a result of prepayment by the Company pursuant to paragraph 8 of the Convertible Notes or as a result of any optional conversion by the Investors or mandatory conversion by the Company of the Convertible Notes, then each Investor agrees to surrender to the Company Warrants in addition to the Warrants surrendered pursuant to the immediately preceding sentence for an aggregate number of shares of Common Stock equal to such Investor’s pro rata share of 107,810 shares (as adjusted pursuant to paragraph 4 of the Warrants). The Company may hold in treasury and reissue to the officers and directors of the Company any Warrants surrendered by the Investors pursuant to this Section 1.4. The “pro rata share” of each Investor for purposes of this Section 1.4 shall be equal to the original principal amount of Convertible Notes issued to such Investor divided by US$ 20,000,000.

      1.5      Security . The due and punctual payment by the Company of the principal of, premium, if any, and interest on the Convertible Notes, and the performance of the by the Company of the terms and conditions of this Agreement and the other Transaction Documents shall be secured by:

     (a) On the Closing Date, a pledge by the Principal Stockholder of 988,259 shares of the Common Stock in the Company, pursuant to a Stockholder Pledge Agreement substantially in the form of Exhibit C hereto (the “Stockholder Pledge Agreement”), subject to no other liens or encumbrances.

     (b) On the Closing Date, a collateral assignment of all the Company’s rights under the Intercompany Loan Agreement pursuant to a collateral assignment in form and substance satisfactory to the Investors (the “Collateral Assignment”), and the obligations of Tsining under the Intercompany Loan Agreement must be secured by a mortgage lien on the Shopping Mall at #12 Building, Junjing Garden, 369 North Jinhua Road, Xincheng District, Xi’an, China (the “Real Estate”) having an appraised value of at least equal to US$ 20,000,000.

     1.6       Taxes.

          (a) Any and all payments by or on account of any obligation of the Company hereunder or under any other Transaction Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Company shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Investor entitled thereto receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions, and (iii) the Company shall timely pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

          (b) Without limiting the provisions of paragraph (a) above, the Company shall timely pay any Other Taxes to the relevant governmental authority in accordance with applicable law.

          (c) The Company shall indemnify each Investor within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Investor, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to the Company by an Investor shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company to a governmental authority, the Company shall deliver to the Investors the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Investor.

           (e) Any Investor that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Company is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Transaction Document shall deliver to the Company, at the time or times prescribed by applicable law or reasonably requested by the Company, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Investor, if requested by the Company, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not such Investor is subject to backup withholding or information reporting requirements.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF INVESTORS

Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

2.1      Investment Purpose. The Investor is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided , however , that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.

2.2      Accredited Investor Status. The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D.

2.3      Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

2.4      Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation, nor the receipt of any information in connection with such inquiries or investigation, conducted by Investor or any of its advisors or representatives modify, amend or affect the Investor’s right to (i) rely on the Company’s representations and warranties contained in Article III below and (ii) be indemnified as to the matters set forth in Article IX below. The Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents.

2.5      Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

2.6      Transfer or Resale. The Investor understands that:

     (a)     except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Securities are sold or transferred pursuant to Rule 144; or (iv) the Securities are sold or transferred to an affiliate (as defined in Rule 144) of the Investor;

     (b)     any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with another exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

     (c)     except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     (d)     Notwithstanding anything in this Agreement, the Convertible Notes, or the Warrants to the contrary, the Company agrees to reregister any Convertible Note or Warrant issued to an Investor hereunder in the name of any partner of such Investor, and any such partner shall be deemed to be an Investor for all purposes of this Agreement and the Registration Rights Agreement.

2.7      Legends. The Investor understands that until (a) the Convertible Notes and the Warrants may be sold by the Investor under Rule 144(k) or (b) such time as the resale of the Securities has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (COLLECTIVELY, THE “ACTS”). THE SECURITIES MAY NOT BE SOLD, DISTRIBUTED, OFFERED, PLEDGED, ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF THE FOLLOWING: (1) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS COVERING THE TRANSACTION, (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (3) THE COMPANY OTHERWISE SATISFIES ITSELF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACTS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article V hereof.

2.8      Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor, enforceable in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

2.9      Residency. The Investor is a resident of the jurisdiction set forth immediately below such Investor’s name on the signature pages hereto.

2.10      No Intent to Effect a Change of Control. The Investor has no present intent to change or influence the control of the Company within the meaning of Rule 13d-1 of the Exchange Act.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company, and each of its Subsidiaries, as applicable, represents and warrants to the Investors that:

3.1      Organization and Qualification. The Company and each of its Subsidiaries are duly incorporated, validly existing and in good standing under the laws of the jurisdictions in which they are incorporated, with full power and authority (corporate and other) to own, lease, use and operate their properties , if any, and to carry on their businesses as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

3.2      Authorization; Enforcement. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, the Registration Rights Agreement, the Convertible Notes, the Warrants and the Security Documents, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Convertible Notes, the Warrants and the Security Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Convertible Notes, and the issuance and reservation for issuance of the Conversion Shares in accordance with the Company’s Articles of Incorporation, this Agreement and the Convertible Notes, and the Warrant Shares issuable in accordance with the terms of the Warrants) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its shareholders is required; (c) this Agreement, the Registration Rights Agreement, the Convertible Notes, the Warrants and the Security Documents have been duly executed by the Company; and (d) each of this Agreement, the Registration Rights Agreement, the Convertible Notes, the Warrants and the Security Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

3.3      Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value US$.001 per share, of which 30,096,585 shares are issued and outstanding. All of such outstanding shares of capital stock have been, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company, including the Conversion Shares and the Warrant Shares, are subject to preemptive rights or any other similar rights of the other shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except for the transactions contemplated hereby, (i) except as set forth in Schedule 3.3, there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into, exercisable for, or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company; (ii) there are no agreements or arrangements (other than the Registration Rights Agreement) under which the Company is obligated to register the sale of any of its securities under the Securities Act; and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities. The Company has furnished to each Investor true and correct copies of the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company’s Articles of Incorporation, as amended, and the Company’s By-laws, each as in effect on the date hereof, filed as exhibits to the Company’s SEC Documents, are true and correct copies of each such document.

3.4      Issuance of Securities. Each of the Convertible Notes and the Warrants have been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issuance thereof, will not be subject to preemptive rights or other similar rights of shareholders of the Company, and will not impose personal liability on the holders thereof. The Conversion Shares and Warrant Shares have been duly authorized and reserved for issuance, and, upon issuance in connection with or upon conversion of the Convertible Notes and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and charges with respect to the issuance thereof and will not be subject to preemptive rights or other similar rights of shareholders of the Company.

3.5      Outstanding Debt. The Company and its Subsidiaries have no Indebtedness for Borrowed Money (as hereinafter defined) except as otherwise set forth in Schedule 3.5. Neither the Company nor any of its Subsidiaries is in default in the payment of the principal of or interest or premium on any such Indebtedness for Borrowed Money, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such Indebtedness for Borrowed Money which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

3.6      No Conflicts; No Violation.

(a)     The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Convertible Notes, the Warrants and the Security Documents by the Company and its Subsidiaries, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Convertible Notes, Conversion Shares, Warrants, and Warrant Shares) do not and will not (i) conflict with or result in a violation of any provision of their Articles of Incorporation or By-laws, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

(b)     Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that (and no event has occurred which, without notice or lapse of time or both) would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(c)     Neither the Company nor any of its Subsidiaries is conducting, and, so long as any Investor owns any of the Securities, will not conduct, its business in violation of any law, ordinance, business license or regulation of any governmental entity, the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect.

(d)     Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Convertible Notes, the Warrants, the Registration Rights Agreement or the Security Documents, in each case in accordance with the terms hereof or thereof, or to issue and sell the Convertible Notes and the Warrants in accordance with the terms hereof and to issue the Conversion Shares in connection with or upon conversion of the Convertible Notes and the Warrant Shares upon exercise of the Warrants. Except as set forth in Schedule 3.6, all consents, authorizations, orders, filings and registrations which the Company or any of its Subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the continued listing requirements of OTCBB and does not reasonably anticipate that the Common Stock will be delisted by OTCBB in the foreseeable future. The Company is unaware of any facts or circumstances which might give rise to the foregoing.

3.7      SEC Documents, Financial Statements; Sarbanes-Oxley. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements included in the SEC Documents, the Company and its Subsidiaries have no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to September 30, 2007, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to September 30, 2007 are not, in the aggregate, material to the financial condition or operating results of the Company and its Subsidiaries. The Company is in substantial compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective, and intends to comply substantially with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions and has no reason to believe that it will not be so compliant upon such effectiveness. Without limiting the generality of the foregoing, the Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Section 302 and Section 906 of the Sarbanes-Oxley Act; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications. The Company is in compliance with all applicable provisions of the listing requirements of the OTCBB.

3.8      Absence of Certain Changes. Except as disclosed in the SEC Documents, since September 30, 2007, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company and its Subsidiaries or, to the knowledge of the Company, any development that could reasonably be expected to have such a material adverse change.

3.9      Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, or any of their respective officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect. The Company is not aware of any facts or circumstances which would reasonably be expected to give rise to any such action or proceeding.

3.10      Intellectual Property Rights.  The Company and its Subsidiaries own or possess the licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable them to conduct their respective businesses as now operated (and, to the best of the Company’s knowledge, as presently contemplated to be operated in the future) (the “Intellectual Property”) . There is no claim or action or proceeding pending or, to the Company’s knowledge, threatened that challenges the right of the Company or any of its Subsidiaries, with respect to any Intellectual Property. The current and intended products, services and processes of the Company and its Subsidiaries do not infringe on any Intellectual Property or other rights held by any person. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property.

3.11      No Materially Adverse Contracts, Etc. The Company and its Subsidiaries are not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the reasonable judgment of the Company’s officers has or is expected in the future, individually or in the aggregate, to have a Material Adverse Effect. The Company and its Subsidiaries are not a party to any contract or agreement which in the reasonable judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

3.12      Tax Status. The Company and its Subsidiaries have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which they are subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and have paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction. Neither the Company nor any of its Subsidiaries has executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the tax returns of the Company or any of its Subsidiaries is presently being audited by any taxing authority.

3.13      Certain Transactions. Except as disclosed in the SEC Documents and except for arm’s–length transactions pursuant to which the Company and its Subsidiaries make payments in the ordinary course of business upon terms no less favorable than the Company and its Subsidiaries could obtain from third parties, and other than the grant of stock options, employment agreements or the ownership of other securities and rights disclosed in filings under the Exchange Act, none of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

3.14      Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“ Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing clauses, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

3.15      Disclosure. No information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement or provided to the Investors pursuant to Section 2.4 hereof or otherwise provided in connection with the transactions contemplated hereby, including without limitation any oral or written statements made or given by the officers of the Company, or any of the Company’s agents, to any Investor, or any Investor’s agent, contained any untrue statement of a material fact nor omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries, or their respective businesses, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act).

3.16      Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Investor’s purchase of the Securities and has not been relied on by the Company in any way. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

3.17      No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of the Securities Act or any applicable rules of OTCBB.

3.18      No Brokers. The Company has taken no action which would give rise to any claim by any person against any Investor for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

3.19      Permits; Compliance. The Company and its Subsidiaries are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate their respective properties and to carry on their respective businesses as they are now being conducted, except those the failure of which to possess would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company and its Subsidiaries are not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2007, the Company and its Subsidiaries have not received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

3.20      Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens except for the liens set forth in Schedule 3.20. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid and enforceable leases with such exceptions as would not have a Material Adverse Effect.

3.21      Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company and its Subsidiaries have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

3.22      Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (e) financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles are reliable. The Chief Executive Officer and Chief Financial Officer of the Company have made all certifications required by the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder, and the statements contained in any such certification are complete and correct; the Company maintains “disclosure controls and procedures” (as currently defined in Rule 13a-15(e) under the Exchange Act) in compliance with the Exchange Act.

3.23      Employment Matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company or any of its Subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, threatened against or involving the Company or any of its Subsidiaries. No representation question exists respecting the employees of the Company or any of its Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its Subsidiaries. No grievance or arbitration proceeding is currently pending under any expired or existing collective bargaining agreements of the Company or any of its Subsidiaries. No material labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.

3.24      Investment Company Status. The Company is not and upon consummation of the sale of the Securities will not be an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.25      Offering Valid. Assuming the accuracy of the representations and warranties of Investors contained in Article II hereof, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Securities to any person or persons so as to bring the sale of such Securities by the Company within the registration provisions of the Securities Act or any state securities laws.

3.26      Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the laws of the state of its incorporation which is or could become applicable to the Investors as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

ARTICLE IV
COVENANTS

4.1      Commercially Reasonable Efforts. Each party will use commercially reasonable efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VI and VII of this Agreement.

4.2      Form D; Blue Sky Laws. The Company will file a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D, and will provide a copy thereof to each Investor promptly after such filing. The Company will, on or before the Closing Date, take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or “blue sky”) laws of the states of the United States (or to obtain an exemption from such qualification), and will provide evidence of any such action so taken to the Investors on or prior to the date of the Closing. The Company will file with the SEC a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within five business days after the Closing Date and will make any required notice filings with state securities law authorities on a timely basis.

4.3      Reporting Status; Eligibility to Use Form S-1 or S-3. The Company’s Common Stock is registered under Section 12 of the Exchange Act. Throughout the Registration Period (as defined in the Registration Rights Agreement), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all reasonably necessary action to continue to meet, the “registrant eligibility” requirements set forth in the general instructions to Form S-1 or Form S-3.

4.4     Use of Proceeds. The Company will use the proceeds from the sale of the Securities for making an intercompany loan to Tsining pursuant to the Intercompany Loan Agreement, and will not otherwise, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other entity.

4.5      Expenses. Upon the consummation of the sale of the Convertible Notes and Warrants anticipated by this Agreement, or upon failure by the parties to consummate such sales, the Company will pay the reasonable out-of-pocket expenses incurred by the Investors in connection with the transactions herein contemplated, including without limitation consulting fees incurred, research reports purchased, travel and lodging expenses incurred during the due diligence process, and the fees and out-of-pocket expenses of Faegre  & Benson LLP for their services as special counsel to the Investors in connection with the transactions herein contemplated, up to an aggregate amount of US$80,000. The Company will also pay (a) all fees and expenses incurred by the Investors with respect to any amendments or waivers requested by the Company (whether or not the same become effective) under or in respect of this Agreement or the agreements contemplated hereby; (b)  all fees and expenses incurred by the Investors with respect to the enforcement of the rights granted under this Agreement or the agreements contemplated hereby; and (c) all fees and expenses incurred by the Investors in connection with the registration of the Registrable Securities (as defined in the Registration Rights Agreement) pursuant to Article V of the Registration Rights Agreement.

4.6      Financial Information; Notice of Conversion Price and Warrant Exercise Price and Events of Default. The financial statements of the Company will be prepared in accordance with United States generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries and results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company will send the following reports to each Investor until such Investor transfers, assigns, or sells all of the Securities owned by it: (a) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to its stockholders that is not electronically provided via the World Wide Web by the SEC, (b) within 90 days after the end of each fiscal year, written notice of the current conversion price for the Convertible Notes and the exercise price for the Warrants, including a brief statement indicating any adjustments reasonably anticipated; and (c) concurrently with the delivery in each year of the Company’s Annual Report on Form 10-K, a statement signed by the Chief Executive Officer and Chief Financial Officer of the Company to the effect that there is no condition or event which constitutes an Event of Default or which, after notice or lapse of time or both, would constitute an Event of Default.

4.7      Listing . On or before the 10th business day after the date of this Agreement, the Company will secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, including without limitation the OTCBB, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Investor owns any of the Securities, will maintain such listing of all such Conversion Shares and Warrant Shares. The Company will use its best efforts to obtain and, so long as any Investor owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCBB, Nasdaq, the American Stock Exchange or the New York Stock Exchange and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchanges or automated quotation system, as applicable. The Company will promptly provide to each Investor copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on the OTCBB or other principal exchange or quotation system on which the Common Stock is listed or traded.

4.8      Solvency; Corporate Existence; Compliance with Law. The Company and each of its Subsidiaries (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company or any of its Subsidiaries would not have, nor does it intend to take any action that would impair their ability to pay their debts from time to time incurred in connection therewith as such debts mature. The Company and each of its Subsidiaries will maintain their corporate existence in good standing. The Company and each of its Subsidiaries will conduct their business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, where the failure to comply with such would have a Material Adverse Effect.

4.9      Insurance . In addition to any insurance required by the Security Documents, the Company and its Subsidiaries will maintain liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size and in lines of business of the Company and its Subsidiaries.

4.10      No Integration. The Company will not make any offers or sales of any security (other than the Securities) under circumstances that would cause the offering of Securities to be integrated with any other offering of securities by the Company (i) for the purpose of any shareholders approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

4.11      Reservation of Shares. The Company will at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for, (i) the full conversion of the outstanding Convertible Notes and issuance of the Conversion Shares in connection therewith (based on the conversion price of the Convertible Notes in effect from time to time), and (ii) the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based upon the exercise price of the Warrants in effect from time to time). The Company will not reduce the number of shares of Common Stock reserved for issuance, (i) upon conversion of the Convertible Notes, or (ii) upon exercise of the Warrants, without the consent of all the Investors. The Company will at all times maintain the number of shares of Common Stock so reserved for issuance at no less than 3,665,543 shares. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares and Warrant Shares issued and issuable in connection with or upon conversion of the Convertible Notes and exercise of the Warrants (based on the conversion price of the Convertible Notes and exercise price of the Warrants then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company’s obligations under this Section 4.11, in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

4.12      Sales by Investors. Each Investor will sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

4.13      Additional Equity Capital; Right of First Refusal. During the period beginning on the Closing Date and ending 12 months following the Closing Date, the Company will not effect any equity offering, including any debt financing with an equity component and any offering involving warrants or other securities convertible into or exchangeable for Common Stock (“Future Offering”), unless it first delivers to each Investor, at least 30 days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing each Investor an option during the 10-day period following delivery of such notice to purchase up to 30% of the securities being offered in the Future Offering (“Additional Securities”) on the same terms as contemplated by such Future Offering (the limitations referred to in this Section 4.13is referred to as the “Capital Raising Limitation ”). In the event that the terms and conditions of a proposed Future Offering are amended in any material respect after delivery of the notice to the Investors concerning the proposed Future Offering, the Company will deliver a new notice to the Investors describing the amended terms and conditions of the proposed Future Offering and each Investor thereafter will have an option, during the 10-day period following delivery of such new notice, to purchase the Additional Securities on such amended terms. The foregoing sentence applies to successive amendments to the terms and conditions of any proposed Future Offering.

4.14      Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2.6 hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

4.15      Disclosure of Transactions and Other Material Information. Upon the request of any Investor following the date of this Agreement, the Company shall not, and shall cause each Subsidiary and each of its respective officers, directors, employees and agents, not to, provide any such Investor with any material nonpublic information regarding the Company or any Subsidiary from and after the date of such request without the express written consent of such Investor. In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, such Investor shall have the right to demand that the Company make a public disclosure, and if the Company fails to do so within five business days, the Investor may make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, each Subsidiary, or each of its respective officers, directors, employees or agents. In such event, such Investor shall provide a copy of such public disclosure to the Company at or prior to the dissemination of such disclosure to the public. No Investor shall have any liability to the Company, any Subsidiary, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure unless such Investor acts with negligence or willful misconduct. Subject to the foregoing, neither the Company nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior approval of the other party; which approval shall not be unreasonably withheld or delayed; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in a Current Report on Form 8-K in compliance with the requirements of the Exchange Act, and (ii) as may otherwise be required by applicable law and regulations, including the applicable rules and regulations of the Nasdaq (provided that in the case of clause (i) each Investor shall be provided a copy of any proposed press release to be issued by the Company at least one day prior to its release).

4.16     Company Business Review. For so long as an Investor holds any Convertible Notes, the Investor shall be entitled to a monthly business review meeting with the Company’s executive management.

4.17     Directors’ Meetings. If an Event of Default has occurred and is continuing, (a) the Investors shall be entitled to designate two persons as their designees for election to the Board of Directors of the Company, and (b) the Company agrees that in submitting to its stockholders or Board of Directors the names of nominees for election as directors or in filling interim vacancies, it will use its best efforts to cause any person designated by the Investors pursuant to this Section 4.17 to be elected as a director.

     The Company will reimburse the Investors for the reasonable out-of-pocket expenses incurred by them or the directors appointed by them pursuant to this Section 4.17 in connection with the attending of meetings by their director designees or carrying out any other duties by such director designees that may be specified by the Board of Directors; shall pay such director designees the same directors’ fees paid to the other non-employee directors of the Company; and shall maintain as part of its Articles of Incorporation or Bylaws a provision for the indemnification of its directors to the full extent permitted by law.

     So long as an officer, partner or employee of the Investors is not a director of the Company while an Event of Default has occurred and is continuing, the Company shall notify the Investors of all regular meetings and special meetings of the Board of Directors of the Company at least two business days in advance of such meetings, and afford any representative designated by the Investors the right and opportunity to attend any such meeting. Such representative shall be entitled to receive all written materials and other information given to directors of the Company in connection with any such meeting at the time such materials or information are given to such directors.

4.18      Guaranties. The Companies shall not, and shall not permit any Subsidiary to, assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person other than the Company, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business.

4.19      Indebtedness. The Company shall not, and shall not permit any Subsidiary to borrow money, create, incur, assume, become obligated (directly or indirectly) for, or permit to exist, any loans or other indebtedness (including as indebtedness obligations under leases that are required to be capitalized under generally accepted accounting principles) other than the Convertible Notes, except that the Company or any Subsidiary may: (i) incur and maintain Indebtedness for Borrowed Money in an aggregate principal amount not to exceed at any time outstanding (A) 130% of Adjusted Net Worth if the outstanding principal amount of the Convertible Notes is greater than US$ 10,000,000 and (B) 150% of Adjusted Net Worth if the outstanding principal amount of the Convertible Notes is US$ 10,000,000 or less; provided that all such indebtedness of the Company, and all such indebtedness of any Subsidiary (other than indebtedness of Subsidiaries for loans from Chinese banks and notes payable to Chinese trust companies), must be unsecured and subordinated in right of payment to the Convertible Notes pursuant to a subordination agreement in form and substance satisfactory to the Investors; (ii) incur and maintain indebtedness of any Subsidiary to the Company; and (iii) incur and maintain unsecured indebtedness to trade creditors in the ordinary course of business.

4.20      Liens. The Company shall not, and shall not permit any Subsidiary to, grant or permit to exist (voluntarily or involuntarily) any lien, claim, security interest or other encumbrance whatsoever on any of its assets, other than (i) liens to secure the Convertible Notes and the Intercompany Loan Agreement, (ii) lien on assets of Subsidiaries other than the collateral described in Section 1.5 securing indebtedness of Subsidiaries for loans from Chinese banks and notes payable to Chinese trust companies permitted by Section 4.19(i), (iii) liens on assets other than the collateral described in Section 1.5 to secure indebtedness and obligations that are permitted by Section 4.19(ii) of this Agreement, and (iv) Permitted Liens.

4.21      Sales of Assets. The Company shall not, and shall not permit any Subsidiary to sell, lease or otherwise dispose of any of the collateral described in Section 1.5. The Company will at all times maintain ownership of 100% of the capital stock of Tsining.

4.22      Dividends and Distributions. The Company shall not, and shall not permit any Subsidiary to, declare or pay any dividend or other distribution (whether in cash or in kind) to shareholders on any class of its stock, or purchase, redeem or retire any shares of its capital stock, except for dividends paid by any Subsidiary to the Company.

4.23     Additional Collateral.

(a) Within 60 days after the Closing Date, (i) the Company will execute all other documents and take all other actions requested by Investors to perfect the lien of the Collateral Assignment and to permit the Investors to enforce all rights of the Company under the Intercompany Loan Agreement and all security therefor, (ii) the Company will cause the Mortgage and the Intercompany Loan Agreement to be recorded with the appropriate governmental authorities in China and deliver the Collateral Agent the original certificates evidencing registration of the Mortgage and the Intercompany Loan Agreement, and execute all other documents and take all other actions requested by the Investors to perfect the lien of the Mortgage, (iii) the Company will deliver an appraisal of the Real Estate from an appraiser designated by the local governmental authority or otherwise reasonably acceptable to the Investors showing an appraised value of at least US$ 20,000,000.

(b) If as of the end of any calendar quarter, the aggregate market value of the shares of Common Stock pledged pursuant to the Stockholder Pledge Agreement is less than $5,000,000, then within 15 days after the end of such calendar quarter, the Company will cause the Principal Stockholder to deliver additional shares of Common Stock of the Company in pledge under the Stockholder Pledge Agreement so that the aggregate market value of the Common Stock pledged thereunder is at least US$ 5,000,000. If as of the end of any calendar quarter, the aggregate market value of the shares of Common Stock pledge pursuant to the Stockholder Pledge Agreement is greater than US$ 5,500,000, then at the request of the Principal Stockholder, the Collateral Agent will release shares in excess of US$ 5,500,000 from the lien of the Stockholder Pledge Agreement. For purposes of this Section 4.23(b), fair market value shall be the volume weighted average price for the 30-day period ending as of the relevant quarter end.

ARTICLE V
TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

5.1      Issuance of Certificates. The Company will instruct its transfer agent to issue certificates, registered in the name of each Investor or its nominee, for Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Investor to the Company issuable in connection with or upon conversion of the Convertible Notes or exercise of the Warrants in accordance with their terms. All such certificates will bear the restrictive legend described in Section 2.7, except as otherwise specified in this Article V. In addition, the Company will issue irrevocable Transfer Agent Instructions to the transfer agent in the form of Exhibit E hereto. The Company will not give to its transfer agent any instruction other than as described in this Article V and stop transfer instructions to give effect to Section 2.7 hereof (prior to registration of the Conversion Shares and Warrant Shares under the Securities Act). Nothing in this Section5.1 will affect in any way the Investors’ obligations and agreement set forth in Section 2.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Conversion Shares and Warrant Shares.

5.2      Unrestricted Securities. If, unless otherwise required by applicable state securities laws, (a) the resale of the Securities represented by a certificate has been registered under an effective registration statement filed under the Securities Act, (b) a holder of Securities provides the Company and the Transfer Agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale either has occurred or may occur without restriction on the manner of such sale or transfer, (c) such holder provides the Company and the Transfer Agent with reasonable assurances that such Securities can be sold under Rule 144, or (d) the Securities represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), the Company will permit the transfer of the Conversion Shares or Warrant Shares, and the Transfer Agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder. Notwithstanding anything herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that such pledge will not alter the provisions of this Article V with respect to the removal of restrictive legends.

5.3      Enforcement of Provision. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that each Investor will be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

ARTICLE VI
CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL

The obligation of the Company to issue and sell the Convertible Notes and Warrants to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

6.1     The Investor will have executed this Agreement and the Registration Rights Agreement and will have delivered those agreements to the Company.

6.2     The Investor will have delivered the purchase price for the Convertible Notes and Warrants to the Company in accordance with this Agreement.

6.3     The representations and warranties of the Investor must be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

6.4     No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VII
CONDITIONS TO THE INVESTORS’ OBLIGATION TO PURCHASE

The obligation of each Investor hereunder to purchase the Convertible Notes and Warrants from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions. These conditions are for each Investor’s respective benefit and may be waived by any Investor at any time in its sole discretion:

7.1     The Company will have executed this Agreement and the Registration Rights Agreement and each such Agreement will have been delivered to the Investor.

7.2     The Company will have delivered to the Investors duly executed Convertible Notes and duly executed Warrants in the amounts specified in Sections 1.1 and 1.4 hereof.

7.3     The stockholders of the Company shall have executed the Stockholder Pledge Agreement and delivered original stock certificates evidencing the pledged shares, together with blank stock powers, to the Investors.

7.4     The Company and Tsining shall have executed and delivered the Intercompany Loan Agreement and related Power of Attorney, the Mortgage, and the Collateral Assignment and delivered a copy, certified by an officer of the Company, to the Investors.

7.5     The Company shall have delivered the original title certificates for the Real Estate to the Collateral Agent.

7.6     The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing. The Investor must have received a certificate or certificates dated as of the Closing Date and executed by the Chief Executive Officer or the Chief Financial Officer of the Company certifying as to the matters in contained in this Section 7.6 and Section 7.11 and as to such other matters as may be reasonably requested by such Investor, including, but not limited to, the Company’s Articles of Incorporation, By-laws, Board of Directors’ resolutions relating to the transactions contemplated hereby and the incumbency and signatures of each of the officers of the Company who may execute on behalf of the Company any document delivered at the Closing.

7.7     No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.8     Trading and listing of the Common Stock on the OTCBB must not have been suspended by the SEC or the OTCBB, nor shall OTCBB have notified the Company of any failure of the Company to meet any of the continued listing standards.

7.9     The Investors will have received an optinion of the Company's counsel, dated as of the Closing Date,   in form, scope and substance reasonably satisfactory to the Investors and in substantially the form attached hereto as Exhibit F.

7.10     The Irrevocable Transfer Agent Instructions, in form and substance substantially like the form attached hereto as Exhibit E will have been delivered to the Company’s transfer agent and acknowledged in writing by such transfer agent.

7.11     There shall exist at the time of Closing no condition or event which would constitute an Event of Default (as hereinafter defined) or which, after notice or lapse of time or both, would constitute an Event of Default.

ARTICLE VIII
DEFAULT

      8.1      Events of Default. Each of the following events shall be an event of default (an “Event of Default”) for purposes of this Agreement:

                  (a)     if default shall be made in the punctual payment of interest on the Convertible Notes, and such default shall have continued for a period of 5 days after written notice thereof to the Company by the holder of any of the Convertible Notes; or

                  (b)     if default shall be made in the punctual payment of any installment of the principal of the Convertible Notes; or

                 (c)     if the Company shall default in any other manner with respect to any of its obligations under the Convertible Notes, including without limitation obligations to repurchase the Convertible Notes under certain circumstances or issue Common Stock upon conversion of any Convertible Note, and such default shall not have been cured by the Company or waived by the holder or holders of a majority of the Convertible Notes within 15 days after notice thereof is given to the Company by any Investor; or

                   (d)     if  the Company shall default in any of its obligations under this Agreement;

                   (e)     if  the Company shall default in any of its obligations under the Registration Rights Agreement, including without limitation a default in filing promptly any registration statement required by the Registration Rights Agreement; or

               (e)     if  the Company shall default in any of its obligations under the Warrants, including without limitation failing to issue Common Stock upon exercise of any Warrant; or

                    (g)     an Event of Default occurs under any Security Document; or

                   (h)     if the Company or any Subsidiary becomes insolvent or bankrupt, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or ceases doing business as a going concern, or the Company or any Subsidiary applies for or consents to the appointment of a trustee or receiver for the Company or any Subsidiary, or for the major part of the property of either; or

                    (i)     if a trustee or receiver is appointed for the Company or any Subsidiary or for the major part of the property of either and the order of such appointment is not discharged, vacated or stayed within 30days after such appointment; or

                   (j)     if any judgment, writ or warrant of attachment or of any similar process in an amount in excess of US$150,000shall be entered or filed against the Company or any Subsidiary or against any of the property or assets of either and remains unpaid, unvacated, unbonded or unstayed for a period of 30 days; or

                   (k)     if an order for relief shall be entered in any Federal bankruptcy proceeding in which the Company or any Subsidiary is the debtor; or if bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary, are consented to or, if contested by the Company or the Subsidiary, are not dismissed by the adverse parties or by an order, decree or judgment within 45 days after such institution; or

                    (l)     if the Company or any Subsidiary shall default in any material respect in the due and punctual performance of any covenant or agreement in any note (including without limitation any of the Convertible Notes), bond, indenture, loan agreement, note agreement, mortgage, security agreement or other instrument evidencing or related to Indebtedness for Borrowed Money, and such default shall continue for more than the period of notice and/or grace, if any, therein specified and shall not have been waived; or

                   (m)     (A) if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof or thereof shall prove to have been untrue or incorrect in any material respect as of the date of this Agreement or as of the Closing Date, or (B) if any report, certificate, financial statement or financial schedule or other instrument prepared by the Company or any officer of the Company furnished or delivered under or pursuant to this Agreement after the Closing Date shall prove to be untrue or incorrect in any material respect as of the date it was made, furnished or delivered; or

                   (n)      if default shall be made in the due and punctual performance or observance of any other term contained in this Agreement, the Warrants, the Convertible Notes or any Security Document, and such default shall have continued for a period of 15 days after written notice thereof to the Company by the holder of any Convertible Note.

      8.2      Remedies Upon Events of Default. For so long as any Convertible Note remains outstanding, upon the occurrence of an Event of Default as herein defined, and so long as such Event of Default continues unremedied, then, the holders of at least 50% of the principal amount of the Convertible Notes shall be entitled by notice to declare the principal of and any accrued interest on the Convertible Notes, to be immediately due and payable, and thereupon the Convertible Notes, including both principal and interest shall become immediately due and payable; provided, however, that when any Event of Default described in Section 8.1(k) hereof has occurred, the Convertible Notes shall immediately become due and payable without presentment, demand or notice of any kind.

     8.3      Notice of Defaults. When, to its knowledge, any Event of Default has occurred or exists, the Company agrees to give written notice within three business days of such Event of Default to the holders of all outstanding Securities. If the holder of any Securities shall give any notice or take any other actions in respect of a claimed Event of Default, the Company will forthwith give written notice thereof to all other holders of Securities at the time outstanding, describing such notice or action and the nature of the claimed Event of Default.

     8.4      Suits for Enforcement. In case any one or more Events of Default shall have occurred and be continuing, any holder of the Securities may proceed to protect and enforce its rights under this Article VIII by suit in equity or action at law. It is agreed that in the event of such action such holders of Securities shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (whether or not litigation is commenced) and reasonable fees, costs and expenses of appeals.

     8.5      Remedies Cumulative. No right, power or remedy conferred upon any holder of Securities shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise.

     8.6      Remedies not Waived. No course of dealing between the Company and any Investor or the holder of any Securities, and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy; provided, however, that this Section 8.6 shall not be construed or applied so as to negate the provisions and intent of any statute which is otherwise applicable.

ARTICLE IX
INDEMNIFICATION

9.1      Indemnification by Company. In consideration of each Investor’s execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Registration Rights Agreement, the Warrants, the Convertible Notes and the Security Documents, the Company will defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities and all of their shareholders, officers, directors, employees, advisors and direct or indirect investors and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees ”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred or suffered by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement, the Registration Rights Agreement, the Warrants, the Convertible Notes or the Security Documents by the Company, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such Investor or holder of the Securities as an investor in the Company to the extent such status arises from actions or inaction by the Company in violation of law. To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

9.2     Indemnification by Investors. Each Investor, severally and not jointly, will defend, protect, indemnify and hold harmless the Company all of its shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement)(collectively, the “Company Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Company Liabilities”) incurred by a Company Indemnitee solely as a result of, or arising solely out of, or relating solely to (a) any breach of any representation or warranty made by such Investor herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Investor contained herein or in any other certificate, instrument or document contemplated hereby or thereby, or (c) the failure of an Investor to comply with the requirements of the Securities Act or any state securities laws, which failure is not caused by the negligence or willful misconduct of the Company.

ARTICLE X
DEFINITIONS

“Additional Shares” has the meaning set forth in Section 4.13.

          “Adjusted Net Worth” shall mean (i) the aggregate amount of stockholders' equity of the Company and its Subsidiaries on a consolidated basis determined in accordance with generally accepted accounting principles consistent with those followed in preparation of the financial statements referred to in Section 4.6, less the purchase price of acquired businesses in excess of the fair market value of tangible net assets, other items of goodwill (except for goodwill associated with the Baqiao project not to exceed US$ 25,400,000), patents, trademarks, trade names, copyrights, organization expense, treasury stock, unamortized debt discount and expense, any write-up of the value of any assets, and other like intangibles, all determined on a consolidated basis in accordance with generally accepted accounting principles consistent with those followed in the preparation of the financial statements referred to in Section 4.6, plus (ii) one-third of advances from customers as reported on the Company’s latest 10-Q.

“Capital Raising Limitation” has the meaning set forth in Section 4.13.

“Closing” means the closing of the purchase and sale of the Convertible Notes under this Agreement.

“Closing Date” has the meaning set forth in Section 1.3.

“Collateral Agent” has the meaning set forth in Section 11.18(a).

“Collateral Assignment” has the meaning set forth in Section 1.5(b).

“Common Stock” means the common stock, par value US$.001 per share, of the Company.

“Company” means China Housing & Land Development, Inc., a Nevada corporation.

“Company Permit” has the meaning set forth in Section 3.19.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Convertible Notes or otherwise under Section 1.3 of the Registration Rights Agreement.

“Convertible Notes” means the 5% Senior Secured Convertible Notes issuable pursuant to this Agreement, in the form attached hereto as Exhibit A, and all notes of the Company issued in exchange or substitution therefor.

“Environmental Laws” has the meaning set forth in Section 3.14.

         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Future Offering” has the meaning set forth in Section 4.13.

“Indebtedness for Borrowed Money” shall include only (i) indebtedness of the Company and its Subsidiaries incurred as the result of a direct borrowing of money, and (ii) guarantees by the Company and its Subsidiaries of indebtedness of third parties, and shall not include any other indebtedness including, but not limited to, indebtedness incurred with respect to trade accounts, equipment leases, and intercompany loans.

“Indemnified Liabilities” has the meaning set forth in Article IX.

“Indemnified Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto, except for, with respect to any Investor, taxes imposed on or measured by its overall net income (and franchise taxes imposed on it in lieu of net income taxes) by the jurisdiction under the laws of which such Investor is organized or in which its principal office is located.

“ Indemnitees” has the meaning set forth in Article IX.

“Intellectual Property” has the meaning set forth in Section 3.10.

“Intercompany Loan Agreement” means the Loan Agreement dated as of December 31, 2007 between the Company and Tsining.

“Investors” means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

“Material Adverse Effect” means a material adverse effect on (a) the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company or any of its Subsidiaries, (b) the ability of the Company or any of its Subsidiaries to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith or (c) the Securities.

“Mortgage” means a Real Estate Mortgage Contract in form and substance satisfactory to the Investors granting to the Company a mortgage lien on the Real Estate to secure all of Tsining’s obligations under the Intercompany Loan Agreement.

“Nasdaq” means the Nasdaq National Market.

“OTCBB” means the Over-the-Counter Bulletin Board.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder of under any other Transaction Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document.

“Permitted Liens” means any (i) mechanics’, materialmens’ and similar liens imposed by law with respect to amounts not yet due and payable or the validity of which is being contested in good faith, (ii) liens for taxes not yet due and payable or the validity of which is being contested in good faith, (iii) pledges or deposits to secure obligations under workers’ compensation l aws or similar legislation or to secure public or statutory obligations, and (iv) easements, rights-of-way, restrictive covenants and servitudes and other similar rights and any subdivision, development, servicing, site plan or other similar agreement, none of which would materially restrict or prevent the current or intended use of the property subject to such Permitted Lien.

“Principal Stockholder” means Lu Pingji.

“Real Estate” has the meaning set forth in Section 1.5(b).

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement and among the parties to this Agreement, in the form attached hereto as Exhibit D.

“Regulation D” means Regulation D as promulgated by the SEC under the Securities Act.

“Required Investors” shall mean the holders of at least 50% of the principal amount of the Convertible Notes.

“RMB” means lawful money of the People’s Republic of China.

“Rule 144” and “Rule 144(k)” mean Rule 144 and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

“Sarbanes-Oxley Act” has the meaning set forth in Section 3.7.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 3.7.

“Securities” means the Convertible Notes, Conversion Shares, Warrants and Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

“Security Documents” means the Collateral Assignment, the Mortgage, the Stockholder Pledge Agreement, and any other document delivered to Investors from time to time to secure the Notes.

“Stockholder Pledge Agreement” has the meaning set forth in Section 1.5(a).

“Subsidiaries” means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

“Transaction Documents” means this Agreement, the Convertible Notes, the Warrants, the Registration Rights Agreement, the Intercompany Loan Agreement, and the Security Documents.

“Tsining” means Xi’an Tsining Housing Development Co., Ltd., a wholly-owned Subsidiary of the Company.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise (or otherwise) of the Warrants.

“Warrants” means the stock purchase warrants of the Company, in the form attached hereto as Exhibit B, to acquire shares of Common Stock.

ARTICLE XI
GOVERNING LAW; MISCELLANEOUS

11.1      Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

11.2     Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

11.3      Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

11.4      Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

11.5      Entire Agreement. This Agreement and the other Transaction Documents (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

           11.6      Consents; Waivers and Amendments. Except as otherwise specifically provided herein, in each case in which approval of the Investors is required by the terms of this Agreement, such requirement shall be satisfied only upon receipt of the written consent of each Investor.

           11.7      Changes, Waivers, etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.8      Notices . Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications are:

If to the Company:     China Housing & Land Development, Inc.

                                      6 Youyi Dong Lu

                                      Han Yuan 4 Lou

                                      Xi’An, Shaanxi Province

                                      China 710054

                                      Attn: Lu Jing

                                      Facsimile: 0086 29 82582640

With a copy to:          Baker & McKenzie LLP

                                     1114 Avenue of the Americas

                                     New York, NY 10017

                                     Attn: Howard Jiang

                                     Facsimile: +1 (212) 310-1682

If  to an Investor: To the address set forth immediately below such Investor’s name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

11.9      Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision does not limit the Investor’s right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor’s rights hereunder to any such transferee pursuant to the terms of this Agreement. Any attempted assignment of this Agreement in violation of this Section shall be null and void.

11.10      Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

11.11      Survival. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Convertible Notes and the Warrants and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or contemplation of the transactions herein contemplated (other than legal opinions) shall constitute representations and warranties by the Company hereunder.

11.12      Publicity. The Company and each Investor have the right to review, a reasonable period of time before issuance thereof, any press releases, or relevant portions of any SEC or Nasdaq filings or any other public statements, with respect to the transactions contemplated hereby . However, the Company may make any press release or SEC or Nasdaq filings with respect to such transactions as are required by applicable law and regulations (including NASD requirements) without the prior approval of the Investors (although the Company will make reasonable efforts to consult with the Investors in connection with any such press release prior to its release and filing).

11.13      Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.14      No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

11.15      Equitable Relief. The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

11.16      Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any of the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

11.17     Disputes Resolution; Waiver of Jury Trial.

(a)     Except as otherwise provided in this Agreement, the following binding dispute resolution procedures shall be the exclusive means used by the parties to resolve all disputes, differences, controversies and claims arising out of or relating to the Agreement or any other aspect of the relationship between the Company and the other parties to this Agreement, as well as their respective affiliates and subsidiaries (collectively, “Disputes”). Either party may, by written notice to the other party, refer any Disputes for resolution in the manner set forth below.

(b)     Any and all Disputes shall be referred to arbitration under the rules and procedures of the Hong Kong International Arbitration Centre (“HKIAC”) , who shall act as the arbitration administrator (the “Arbitration Administrator”).

(c)     The parties shall agree on a single arbitrator (the “ Arbitrator”). The Arbitrator shall be a retired judge selected by the parties from a roster of arbitrators provided by the Arbitration Administrator. If the parties cannot agree on an Arbitrator within seven (7) days of delivery of the demand for arbitration (“Demand”) (or such other time period as the parties may agree), the Arbitration Administrator will select an independent Arbitrator.

(d)     Unless otherwise mutually agreed to by the parties, the place of arbitration shall be Hong Kong , although the arbitrators may be selected from rosters outside Hong Kong.

(e)      The UNCITRAL Arbitration Rules in force at the date of this Agreement in accordance with the HKIAC Procedures for the Administration of International Arbitration (the Rules of Arbitration), to the extent not inconsistent with this Agreement, govern the conduct of the arbitration. To the extent that these rules do not provide an applicable procedure, New York law shall govern the procedures for arbitration and enforcement of an award, and then only to the extent not inconsistent with the terms of this Section. Disputes between the parties shall be subject to arbitration notwithstanding that a party to this Agreement is also a party to a pending court action or special proceeding with a third party, arising out of the same transaction or series of related transactions and there is a possibility of conflicting rulings on a common issue of law or fact.

(f)     Unless otherwise mutually agreed to by the parties, each party shall allow and participate in discovery as follows:

(i)      Non-Expert Discovery. Each party may (1) conduct three (3) non-expert depositions of no more than five (5) hours of testimony each, with any deponents employed by any party to appear for deposition in Hong Kong; (2) propound a single set of requests for production of documents containing no more than twenty (20) individual requests; (3) propound up to twenty written interrogatories; and (4) propound up to ten (10) requests for admission.

(ii)     Expert Discovery. Each party may select a witness who is retained or specially employed to provide expert testimony and an additional expert witness to testify with respect to damages issues, if any. The parties shall exchange expert reports and documents under the Rules of Arbitration.

(iii)      Additional Discovery. The Arbitrator may, on application by either party, authorize additional discovery only if deemed essential to avoid injustice. In the event that remote witnesses might otherwise be unable to attend the arbitration, arrangements shall be made to allow their live testimony by video conference during the arbitration hearing.

(g)     The Arbitrator shall render an award within six (6) months after the date of appointment, unless the parties agree to extend such time. The award shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law. The Arbitrator shall have authority to award compensatory damages only, and shall not award any punitive, exemplary, or multiple damages. The award (subject to clarification or correction by the arbitrator as allowed by statute and/or the Rules of Arbitration) shall be final and binding upon the parties, subject solely to the review procedures provided in this Section.

(h)     Either party may seek arbitral review of the award. Arbitral review may be had as to any element of the award.

(i)     Each party shall pay their own expenses in connection with the resolution of Disputes pursuant to this Section, including attorneys’ fees.

(j)     Notwithstanding anything contained in this Section to the contrary, in the event of any Dispute, prior to referring such Dispute to arbitration pursuant to Subsection (b) of this Section, the Company and the Investors shall attempt in good faith to resolve any and all controversies or claims relating to such Disputes promptly by negotiation commencing within ten (10) calendar days of the written notice of such Disputes by either party, including referring such matter to the Company’s then-current President and each Investor’s then-current Chief Executive Officer or designee. The representatives of the parties shall meet at a mutually acceptable time and place and thereafter as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the Dispute for a period of four (4) weeks.

(k)     The parties agree that the existence, conduct and content of any arbitration pursuant to this Section shall be kept confidential and no party shall disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each party’s financial statements.

(l)     IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES, WHETHER IT RESULTS IN PROCEEDINGS IN ANY COURT IN ANY JURISDICTION OR IN ARBITRATION, THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY, AND HAVING HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL, WAIVE ALL RIGHTS TO TRIAL BY JURY, AND AGREE THAT ANY AND ALL MATTERS SHALL BE DECIDED BY A JUDGE OR ARBITRATOR WITHOUT A JURY TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW.

(m)     In the event of any lawsuit between the parties arising out of or related to this Agreement, the parties agree to prepare and to timely file in the applicable court a mutual consent to waive any statutory or other requirements for a trial by jury.

11.18      Collateral Agent.

                   (a)     Each Investor irrevocably appoints and authorizes ___________ to act as collateral agent for and on behalf of such Investor (in such capacity, together with any successor thereto, the “Collateral Agent”) to the extent provided herein and in any Security Documents. The Collateral Agent agrees to act as collateral agent for each Investor upon the express conditions contained herein and therein, but in no event shall the Collateral Agent constitute a fiduciary of any Investor, nor shall the Collateral Agent have any fiduciary responsibilities in respect of any Investor. In furtherance of the foregoing, and not in limitation thereof, each Investor irrevocably (a) authorizes the Collateral Agent to execute and deliver and perform those obligations under this Agreement and each of the Security Documents to which the Collateral Agent is a party as are specifically delegated to the Collateral Agent, and to exercise all rights, powers and remedies as may be specifically delegated hereunder or thereunder, together with such additional powers as may be reasonably incidental thereto, (b) appoints the Collateral Agent as nominal beneficiary or nominal secured party, as the case may be, under this Agreement and each of the Security Documents and all related UCC financing statements, and (c) authorizes the Collateral Agent to act as collateral agent of and for such Investor for purposes of holding, perfecting and disposing of Collateral under this Agreement and the Security Documents. As to any matters not expressly provided for hereunder or under any Security Document, the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be permitted to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Investors; provided, however, that except for action expressly required of the Collateral Agent hereunder or thereunder, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder or thereunder unless it shall be indemnified to its satisfaction by the Investors against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action, and the Collateral Agent shall not in any event be required to take any action which is contrary to this Agreement or the Security Documents or applicable law.

                   (b)     The Collateral Agent may execute any of its duties under this Agreement and the Security Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                   (c)     Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such other person under or in connection with this Agreement or any Security Document (except to the extent that any of the foregoing have resulted from its or such other person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Investors for any recitals, statements, representations or warranties made by the Company or any of its affiliates or any officer thereof contained in this Agreement or any Security Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection herewith or therewith or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Security Document or for any failure of the Company or any affiliate thereof to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any Investor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any Security Document, or to inspect the properties, books or records of the Company or any of its affiliates. The designation of ______________ (or any successor thereto) as Collateral Agent shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, ________________ (or any such successor) in its individual capacity as an Investor.

                    (d)     All payments, collections and proceeds received or effected by the Collateral Agent may be applied first to pay or reimburse the Collateral Agent for all reasonable costs and expenses at any time incurred by or imposed upon the Collateral Agent in connection with this Agreement or any Security Document (including but not limited to all reasonable attorney’s fees (including allocated costs of in-house counsel), foreclosure expenses and advances made to protect the security of any collateral, but excluding any costs, expenses, damages or liabilities arising from the gross negligence or willful misconduct of the Collateral Agent). If the Collateral Agent does not receive payments, collections or proceeds sufficient to cover any such costs and expenses within 5 days after their incurrence or imposition, each Investor shall, upon demand and provision of reasonably timely invoices and other evidence of any such amounts, remit to the Collateral Agent such Investor’s pro rata share of the difference between (i) such costs and expenses and (ii) such payments, collections and proceeds, together with interest on such amount for each day following the thirtieth day after demand therefor until so remitted at a rate equal to 8% per annum for each such day.

                    (e)     The Collateral Agent shall have no duty to inquire into any performance or failure to perform by the Company or its affiliates and shall not be deemed to have knowledge of the occurrence of a default or an Event of Default hereunder or under any Security Document unless the Collateral Agent has received notice from an Investor or the Company specifying the occurrence of such default or Event of Default. In the event of any such default or an Event of Default, the Collateral Agent (subject to subparagraph (a) above) shall take such actions with respect to such default or Event of Default as shall be directed by the Required Investors; provided that (i) the Collateral Agent shall not need the consent or direction of the Required Investors to provide any notices that may be required as a prerequisite to a default becoming an Event of Default and (ii) unless and until the Collateral Agent shall have received directions as contemplated herein, the Collateral Agent may take any action, or refrain from taking any action, with respect to such default of Event of Default as it shall deem advisable.

                    (f)     The Collateral Agent may resign as Collateral Agent upon 30 days’ notice to the Investors and the Company. If the Collateral Agent shall resign as Collateral Agent under this Agreement and the Security Documents, then the Required Investors shall appoint a successor agent for the Investors, whereupon such successor collateral agent shall succeed to the rights, powers and duties of the Collateral Agent, the term “Collateral Agent” shall mean such successor collateral agent effective upon such appointment and approval, and the former Collateral Agent’s rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement or the Security Documents. If no successor collateral agent has accepted appointment as Collateral Agent by the date that is 30 days following a retiring Collateral Agent’s notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Required Investors shall assume and perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Required Investors appoint a successor collateral agent as provided for above. After any retiring Collateral Agent’s resignation as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement and the Security Documents.

                     (g)     The person appointed as Collateral Agent hereunder shall have the same rights and powers under this Agreement and the Security Documents in its capacity as an Investor hereunder as any other Investor, and may exercise or refrain from exercising the same as though it were not the Collateral Agent hereunder, and such person and its affiliates may generally engage in any kind of business with the Company and any of its affiliates as fully as if such person were not the Collateral Agent hereunder.

                    (h)     Each Investor agrees to indemnify the Collateral Agent in its capacity as such from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Convertible Notes and all other amounts payable hereunder) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of, this Agreement, any of the Security Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Investor shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that have resulted from the Collateral Agent’s gross negligence or willful misconduct. The agreements in this subparagraph shall survive the payment of the Convertible Notes and all other amounts payable hereunder, and the termination of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

CHINA HOUSING & LAND DEVELOPMENT, INC.

By: _______________________________

Name: ________________________

Title: ________________________

[Signatures continued on next page]

[Signature Page to Securities Purchase Agreement]

INVESTORS:

                                                                            By:    _______________________________
                                                                           Its:     _______________________________

                                                                           By:    _______________________________

                                                                           Its:    _______________________________

                                                                          By: ___________________________
                                                                          Name: _______________________________

                                                                          Title:   _______________________________

Aggregate Principal Amount of Convertible Notes:   _______________________________
Shares of Common Stock covered by Warrants:   _______________________________

ADDRESS:

_______________________________

_______________________________
_______________________________

_______________________________

(any notice hereunder to this Investor shall include a copy to):

_______________________________
_______________________________
_______________________________
_______________________________

[Signatures continued on next page]

[Signature Page to Securities Purchase Agreement]

Exhibit A
Form of Convertible Note

Exhibit B
Form of Warrant

Exhibit C
Form of Stockholder Pledge Agreement

Exhibit D
Registration Rights Agreement

Exhibit E
Transfer Agent Instructions

Exhibit F
Form of Legal Opinion